                                                                    Exhibit 10.4

TO WHOM IT MAY CONCERN:


        This is to acknowledge that Internet Access Financial Corporation (the "Company") has waived certain of its rights under the Subscription Agreement for shares of the Company's Series A Preferred Stock (the "Agreement") and, accordingly, has agreed to delete Section III of the Agreement, entitled "Restrictions on Transfer; Right of First Refusal."

        The undersigned subscriber hereby acknowledges and accepts such deletion.



                                                   Subscriber


                                                   Date

                      Internet Access Financial Corporation
                          595 Market Street - Suite 950
                             San Francisco, Ca 94105
                     Tel: (415) 836-9700 Fax: (415) 836-9701


Ladies and Gentlemen:

        The undersigned (the "Investor") has received and reviewed a copy of the Business Plan and each of the documents referenced therein (collectively, the "Plan"), of Internet Access Financial Corporation, a California corporation (the "Company"), related to the Company's offer to sell shares of Series A Preferred Stock (the "Offered Securities").

        1. Subscription. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for and agree to purchase $________ in Offered Securities at a price of $2.00 per share.

        In payment of the aggregate purchase price for the Offered Securities, the undersigned is tendering herewith a check, payable to the order of the Company in the amount set forth above.

        2. Acceptance of Subscription. The undersigned understands and agrees that this subscription is made subject to the unconditional right of the Company to reject any subscription, in whole or in part, in its sole and absolute discretion. This Agreement shall become effective upon acceptance by the Company. Interest (if any) on funds received prior to closing will be for the account of the Company if the undersigned's subscription is accepted. This subscription is made subject to the terms and conditions set forth below.

        3. Background Information.

               A. Individuals (TO BE FILLED OUT BY INVESTORS WHO ARE INDIVIDUALS, ONLY).

                  (1) Investor's Name:
                                       ----------------------------------------
                      Telephone: (___)
                                       ----------------------------------------
                      Home Address:
                                    -------------------------------------------
                      City:                     State:               Zip:
                            -------------------        -------------      -----
                      U.S. Citizen:  Yes              No
                                        -------          --------
                      Education:
                                 ----------------------------------------------


                      Social Security No.:

                  (2) Principal positions held during the last five years.


                      DATES         COMPANY               POSITION
                      -----         -------               --------



                  (3) I previously have purchased private (restricted)
                      securities.


                      Yes             No

                  (4) My gross income* from all sources (excluding spousal
                      income) is as follows:

                      [Please check one box for each year.]



1994 Actual                [  ] $50,000-100,000    [  ] $100,001-199,999   [  ] $200,000 or more

1995 Actual                [  ] $50,000-$100,000   [  ] $100,001-199,999   [  ] $200,000 or more

1996 estimated             [  ] $50,000-100,000    [  ] $100,001-199,999   [  ] $200,000 or more


                  (5) My gross income from all sources (including spousal
                      income) is as follows:



1994 Actual               [  ] $50,000-200,000    [  ] $200,001-299,999    [  ] $300,000 or more

1995 Actual               [  ] $50,00-200,000     [  ] $200,001-299,9999   [  ] $300,000 or more

1996 estimated            [  ] $50,000-200,000    [  ] $200,001-299,999    [  ] $300,000 or more


--------

        * For purposes of this Agreement, "income" shall mean your adjusted gross income, increased by any deduction for long-term capital gain under
Section 1.02 of the Internal Revenue Code (the "Code"), any deduction for depletion under Section 611 et seq. of the Code, any exclusion for interest under Section 103 of the Code and any losses of a partnership allocated to you as reported on Schedule E of Form 1040 (or any successor report).

        ** For purposes of this Agreement, "net worth" shall include the joint net worth of you and your spouse and shall include all of your assets, liquid or illiquid (including, in addition to home, home furnishings and automobiles, such items as restricted securities, ownership in a business, stocks, bonds, etc.), less any liabilities (including home mortgages and other debts and obligations).

                  (6) My total personal net worth** (including spousal net
                      worth, if any), valuing my personal residence at its fair market value (less encumbrances) is as follows:

                      [ ]    less than $500,000

                      [ ]    $500,001 -$999,999

                      [ ]    $1,000,000 or more

               B. Entities (TO BE FILLED OUT BY INVESTORS WHO ARE ENTITIES,
ONLY).

                  (1) Investor's Name:
                                       ----------------------------------------
                      Telephone: (___)
                                       ----------------------------------------
                      Address:
                              -------------------------------------------------
                      City:                     State:               Zip:
                            -------------------        -------------      -----

                      Taxpayer Identification No.:
                                                  ------------------------------
                      Taxpayer Identification No.:
                                                  ------------------------------
                      Jurisdiction of Formation:
                                                  ------------------------------


                  (2) Total Assets

                      [  ]   less than $1,000,000

                      [  ]   1,000,000 - $4,999,999

                      [  ]   $5,000,000 or more

                  (3) This entity, or its decisionmakers, previously have
                      purchased private (restricted) securities.

                      Yes            No
                          ----          ----

----------

        ** For purposes of this Agreement, "net worth" shall include the joint net worth of you and your spouse and shall include all of your assets, liquid or illiquid (including, in addition to home, home furnishings and automobiles, such items as restricted securities, ownership in a business, stocks, bonds, etc.), less any liabilities (including home mortgages and other debts and obligations).

                  (4) This entity was formed for the purposes of making this investment.

                             Yes            No
                                 ----          ----

        4. Representations and Warranties of the Undersigned. The undersigned understands that the Offered Securities are being offered and sold under one or more of the exemptions from registration provided for in Sections 4(2) and 3(b) of the Securities Act of 1933 (the "Act"), including Regulation D promulgated thereunder, that the undersigned is purchasing the Offered Securities without being offered or furnished any offering literature or prospectus other than the Plan, and the undersigned understands that this transaction has not been scrutinized by the Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state. The undersigned hereby further represents and warrants as follows:

               A. If a natural person, I am a citizen of the United States and at least 21 years of age, and a bona fide resident and domiciliary (not a temporary or transient resident) of the state indicated on the signature page hereto, and I have no present intention of becoming a resident of any other state or jurisdiction;

               B. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the risks of an investment in the Offered Securities and understand that (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing his or her entire investment, (ii) an investment in the Offered Securities is a speculative investment which involves a high degree of risk of loss of the investment therein, and (iii) there are substantial restrictions on the transferability of, and there will be no public market for, the Offered Securities, and accordingly, it may not be possible to liquidate the undersigned's investment in the Offered Securities in case of emergency;

               C. The undersigned has the financial ability (i) to bear the economic risk of an investment in the Offered Securities, (ii) to hold the Offered Securities for an indefinite period of time, and (iii) currently to afford a complete loss of this investment without experiencing any undue financial difficulties and the undersigned's commitment to all speculative investments (including this one if accepted by the Company) is reasonable in relation to the undersigned's financial capabilities;

               D. The undersigned acknowledges that an investment in the Company is inherently risky and speculative.

               E. In making the decision to purchase the Offered Securities, the undersigned has relied solely upon independent investigation made by the undersigned or the undersigned's representative(s);

               F. The undersigned and the undersigned's representatives and advisors have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in the Plan;

               G. The Offered Securities are being acquired by the undersigned in good faith solely for the undersigned's personal account, for investment purposes only, and are not being purchased with a view to or for the resale, resyndication, distribution, subdivision or fractionalization thereof;

               H. The undersigned understands that no Federal or state agency has passed on or made any recommendation or endorsement of the Offered Securities and that the Company is relying on the truth and accuracy of the representations, declarations and warranties herein made by the undersigned in offering the Offered Securities for sale to the undersigned without having first registered the Offered Securities under the Act;

               I. The undersigned agrees that the undersigned will not sell, transfer, pledge or otherwise dispose of any Offered Securities acquired hereunder except pursuant to registration under the Act or an exemption from registration thereunder (evidenced by a written opinion of counsel satisfactory to the Company or a "no-action" letter of the Securities and Exchange Commission to the effect that such registration is not required under the circumstances of such sale or transfer). The undersigned realizes that, in the absence of registration under the Act, any disposition of Offered Securities by the undersigned may require compliance with an exemption under the Act, and that the Company is under no obligation to take any action to make any such exemption so available; and

               J. The undersigned acknowledges that there have been no representations, guarantees or warranties made to the undersigned by the Company, its agents or employees, or by any other person, expressly or by implication, with respect to:

                (i) the approximate length of time that the undersigned will be required to remain as the owner of the Offered Securities; or

                (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the undersigned's investment.

        K. The undersigned understands that the Company may rely on the foregoing representations and warranties in determining whether to accept this subscription. If for any reason the representations and warranties are no longer true and accurate prior to acceptance of this Agreement by the Company, the undersigned will give the Company prompt written notice of the inaccuracy. By initialing below, the undersigned represents that the undersigned has read and confirmed the truth and accuracy of each of the foregoing representations and warranties.

                                                              Initials

        5. Legends. The Company will place legends on the certificates represented by the Offered Securities as required by applicable securities laws, including a legend in form substantially as follows:

        THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS OWN TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR A "NO-ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER. THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTION AND LIMITATION AS SET FORTH IN THAT CERTAIN SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE BETWEEN THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY.

        6. Indemnification. The undersigned will indemnify and hold harmless the Company, its officers, directors and any of its affiliates, associates, agents or employees from and against any and all loss, damage or liability (including costs and attorneys fees) due to or arising out of a breach of any representation, warranty or acknowledgment made by the undersigned in this Agreement.

        7. Registration Rights. Upon acceptance hereof, the Company hereby covenants and agrees as follows:

               A. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                      (1) "1933 Act" means the Securities Act of 1933, as amended.

                      (2) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                      (3) "Common Stock" means the Company's Common Stock.

                      (4) "Holder" means any person owning of record Registrable Securities or any permitted assignee thereof in accordance with Section 7.10 hereof.

                      (5) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

                      (6) The term "Registrable Securities" means: (i) the Common Stock issued or issuable upon conversion of the Series A Preferred Stock of the Company purchased by the Investor; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Series A Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Section 7 are not assigned.

                      (7) The number of shares of "Registrable Securities then outstanding" shall be the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock which, upon issuance of then exercisable or convertible securities, will be, Registrable Securities.

               B. Piggy-back Registration Rights.

                      (1) Piggy-back Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than registration (i) of the initial sale to the public of the Company's Common Stock registered under the 1933 Act;
(ii) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, (iii) with respect to an employee benefit plan, or (iv) solely in connection with a Rule 145 transaction under the 1933 Act), the Company shall promptly give each Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of each Holder given within twenty
(20) business days after delivery of such written notice by the Company in accordance with Section 8(c), the Company shall, subject to the provisions of
Section 7.2(b) below, use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that each such Holder has requested to be registered.

                      (2) Underwriting Requirements in Piggy-back Registration. The right of any Holder to registration pursuant to Section 7.2(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 7.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting. Further, notwithstanding anything to the contrary herein, no reduction shall be made with respect to securities offered by the Company for its own account or by securities holders exercising demand registration rights. The Company shall so advise all persons requesting piggy-back registration, and the number of shares of securities that may be included in the registration and underwriting shall be allocated among them in proportion, as nearly as practicable, to the respective amounts of common equivalent shares held by such persons. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               C. Obligations of the Company. Whenever required under this
Section 7 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                      (1) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                      (2) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                      (3) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                      (4) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the selling Holders pro rata, to the extent required by such jurisdiction if such Holders do not elect to withdraw from the registration after notice of such requirement.

                      (5) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                      (6) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               D. Furnish Information. In connection with any action pursuant to this Section 7, the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, each selling Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects when made.

               E. Definition of Expenses.

                      (1) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 7.2 hereof, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowance, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                      (2) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration and all fees and disbursements of any special counsel (other than the Company's regular counsel) for any Holder.

               F. Expenses of Registration. All Registration Expenses incurred in connection with the first two registrations, qualifications or compliances pursuant to Section 7.2 shall be borne by the Company. All Selling Expenses shall be borne by the Holders of the securities so registered, pro rata on the basis of the number of shares so registered (provided that each Holder shall bear the full amount of the fees and disbursements of any counsel retained by
it).

               G. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

               H. Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 7:

                      (1) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors and partners of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company's indemnity contained in this Section 7.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs (i) in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by any such Holder, or such Holder's officers, directors or partners, underwriter, or controlling person, or
(ii) based on the authority of an "expert" within the meaning of that term as defined in the 1933 Act (but only if the Company had no reasonable ground to believe, and did not believe, that the statements made on the authority of such expert were untrue or that there was an omission to state a material fact). The Company shall not be required to indemnify any person against any liability arising (i) from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) out of the failure of any person to deliver a prospectus as required by the Securities Act. The indemnity provided for in this Section 7.8(a) shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, underwriter, participating person or controlling person and shall survive transfer of such securities by such seller.

                      (2) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other Holder selling securities in such registration statement or any of its partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly stated in a writing for use in connection with such registration; and each such Holder will reimburse any legal or other expenses, as reasonably incurred, by any person intended to be indemnified pursuant to this Section 7.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                      (3) Promptly after receipt by an indemnified party under this Section 7.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.8, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.8.

               I. Reports Under Securities Exchange Act of 1934. With a view of making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                      (1) use its best efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company; and

                      (2) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act.

               J. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 7 may be assigned by a Holder to a transferee or assignee of not less than 5,600 common-equivalent shares of such securities provided (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) that such assignment shall be effective only if immediately following such transfer the transferee is bound by the terms and conditions of this Agreement and such transfer of any Registrable Securities is lawful under all applicable securities laws.

               K. "Market Stand-off" Agreement. Each Holder agrees, in connection with the Company's initial underwritten public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those Common Stock shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed two hundred ten (210) days) from the effective date of such registration as may be requested by the underwriters; provided that such covenants shall apply only if all of the officers and directors of the Company who own stock of the Company also agree to such restrictions.

        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

               L. Termination of the Company's Obligations.

                      (1) The Company shall have no obligations pursuant to this
Section 7 from and after five years following the closing of the Company's initial sale to the public of the Company's Common Stock registered under the 1933 Act.

                      (2) Notwithstanding any contrary provision of this Section 7, the Company shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of any Holder or Holders if, in the opinion of counsel for the Company, the offering or transfer by such Holder or Holders in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred, the time of sale, and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states and the Company consents to such transfer, if required.

        8. Restrictions on Transfer; Right of First Refusal. In addition to any other limitation on transfer created by applicable securities laws, no holder of any Investor Securities, or any interest therein, except as provided below:

               A. Permitted Transfers; Prohibited Transfers. A holder of Investor Securities may Transfer the Investor Securities only after compliance with the specific limitations and conditions set forth in this Section 8. All Transfers of Investor Securities not complying with the specific limitations and conditions set forth in this Section 8 are expressly prohibited. Any prohibited Transfer is void and of no effect, and no purported transferee thereof will be recognized as a shareholder of the Company for any purpose whatsoever. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertakings or rights under this Section 8, or exercise any other legal or equitable remedy.

               B. Conditions to Transfer. It will be a condition to the Transfer of an Investor Securities, in the case of either a Permitted Transfer or the Company's failure or refusal to exercise its rights of first refusal under
Section 8.3 below, that the transferee of such Investor Securities will execute such documents as the Company may reasonably require to ensure that the Company's rights under this Agreement are adequately protected with respect to such Investor Securities, including, without limitation, the transferee's agreement to be bound by all of the terms and conditions of this Agreement, as if the original Investor to execute this Agreement.

               C. Right of First Refusal. If any Investor Securities are Transferred or are proposed to be Transferred, except in the case of a Permitted Transfer, the Company will have an assignable right (but not an obligation) to purchase such Investor Securities on the terms and conditions set out in this
Section 8.3. Such right of first refusal will be exercisable, in whole or in part, as to any particular Transfer of Investor Securities, in the following manner:

                      (1) The transferor of any Investor Securities subject to this Section 8.3 will provide to the Company a notice of proposed Transfer (a "TRANSFEROR Notice") stating: the number of Investor Securities that the transferor proposes to Transfer and the transferor's bona fide intention to Transfer such Investor Securities (except in the case of an Involuntary Transfer, but including the case of a Donative Transfer, as those terms are defined herein); the names and addresses of the transferor, the transferee or proposed transferee, and subsequently such other information regarding the transferee as the Company reasonably requests; the manner and date of such proposed Transfer; and the bona fide cash price and/or other consideration (and the fair market value thereof), if any, that the transferee has offered pay for such Investor Securities (the "OFFERED PRICE").

                      (2) In the case of an Involuntary Transfer (as that term is defined herein), the proposed transferee of such Investor Securities promptly will provide to the Company a notice of proposed Transfer (a "TRANSFEREE NOTICE") setting forth all of the information to be described in a Transferor Notice, other than the Offered Price.

                      (3) The Company may exercise its right of first refusal under this Section 8.3 at any time not more than thirty (30) days after the Company has received either the Transferor Notice or Transferee Notice with respect to such Investor Securities. The Company will exercise its right, if at all, by informing the transferor (and in the case of any Involuntary Transfer, the transferee) in writing of the Company's intention to do so, in a notice that specifies a closing date that is no more than sixty (60) days (or such later date as the transferee may have offered to consummate the Transfer or on which the Transfer is otherwise scheduled to occur) after receipt of either the Transferee or Notice or the Transferee Notice, whichever is applicable.

                      (4) In exercising its repurchase rights under this Section
8.3 the Company will pay the transferor (or, in the case of an Involuntary Transfer that has already been consummated, the transferee) in cash, at such closing to be held at the Company's principal executive offices, a price equal to the Offered Price for (or, in the case of an Involuntary Transfer or Donative Transfer, the Fair Market Value of) the Investor Securities that are Transferred or proposed to be Transferred, subject to a appropriate adjustment to take into account any deferred payment terms and the risk of nonpayment of any future payments included in the Offered Price; provided that if the Offered Price includes any non-cash consideration, the value thereof for purposes of this
Section 8.3 will be determined in good faith by the Board of the Directors of the Company.

               D. Definitions. For purposes of this Agreement:

                      (1) The term "Investor Securities" means the Offered Securities, and includes all securities issued by the Company by reason of such Offered Securities, whether as a result of conversion, a stock split, a stock dividend, or a distribution of securities in the Company made upon, or in exchange for, Offered Securities.

                      (2) The term "Transfer" with respect to Investor Securities means and includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of those Investor Securities, including without limitation any Involuntary Transfer (as defined herein) or Permitted Transfer. To the extent that an entity holds any Investor Securities, any change in control of such entity will be deemed an "Involuntary Transfer" of the Investor Securities held by such entity for the purposes hereof.

                           (i) a Transfer by will or under the laws of descent
and distribution; or (B) a Transfer by a holder of Investor Securities to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or a similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, custodianship or other fiduciary count for the benefit the holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, custodianship or other fiduciary account to any of the foregoing permitted beneficiaries thereof.

                      (3) The term "INVOLUNTARY TRANSFER" with respect to Investor Securities means any of the following: (i) an assignment of the Investor Securities for the benefit of creditors of the Transferor; (ii) a Transfer by operation of law, except in connection with a Permitted Transfer;
(iii) an execution of judgment against the Investor Securities or the acquisition of record or beneficial ownership of Investor Securities by a lender or creditor; (iv) Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Investor Securities are Transferred or awarded to the spouse of the transferor or are required to be sold; (v) a Transfer resulting from the filing by the transferor of a petition for relief, or the filing of an involuntary petition against the transferor, under the bankruptcy laws of the United States or of any other nation; of (vi) as provided in paragraph (b), above.

                      (4) The term "DONATIVE TRANSFER" with respect to Investor Securities means any Transfer, other than a Permitted Transfer, without the receipt of cash or other legal consideration in payment therefor.

                      (5) The term "FAIR MARKET VALUE" means (i) the most recent closing price of the Company's Common Stock if the same trades on any national or regional securities exchange; (ii) the average of the most recent "bid" and "asked" price if the Common Stock trades on any over-the-counter market; or
(iii) if neither (i) or (ii) are applicable the fair market value as determined in good faith by the Board of Directors of the Company.

        9. Miscellaneous.

               A. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applicable to contracts wholly made and performed in California.

               B. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

               C. All notices hereunder will be effective upon delivery: (i) to the Company, at the address set forth on the first page hereof; or (ii) to the Investor, to the address set forth on the signature page hereof; or in each case to such other address as other party shall notify the other of in writing.

               D. This Agreement shall survive the death or disability of the undersigned and will be binding upon the undersigned's heirs, executors, administrators, successors and assigns. The representations, warranties and acknowledgments herein will survive delivery of the Agreement to and acceptance of the Agreement by the Company.

        This Agreement will become effective upon its acceptance by the Company.

        IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement and Questionnaire this ____ day of ___________, 1996.




                                            NAME OF SUBSCRIBER


                                            AUTHORIZED SIGNATURE


                                            TITLE


                                            State Residency of Subscriber

                                            Address:







INTERNET ACCESS FINANCIAL
CORPORATION hereby accepts the
foregoing subscription subject to the terms and conditions hereof as of
                      , 1997

By:

Name: Jeremy R. Lent
      --------------
Title: Chairman and CEO
       ----------------


                                      -18-